UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

February 5, 2019
 (Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or jurisdiction of incorporation)

0-11507	13-5593032
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Commission File Number	IRS Employer Identification Number
111 River Street, Hoboken NJ	07030
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Address of principal executive offices	Zip Code
Registrant’s telephone number, including area code:	(201) 748-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  [ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))
  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR   240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 5, 2019, Matthew S. Kissner, Chairman of the Board of Directors (the “Board”) of John Wiley & Sons, Inc. (the “Company”), notified the Board of his intention to resign from the Board, effective immediately.  Mr. Kissner’s decision to resign from the Board was not due to any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

On February 6, 2019, the Company announced that Mr. Kissner, 64, will take on the role of Group Executive at the Company, reporting into the CEO.  Mr. Kissner is a former Executive Vice President and Group President of Pitney Bowes and has held leadership positions at Banker’s Trust, Citigroup, and Morgan Stanley.  He served on the Board since 2003, serving as Chairman from 2015 to February 2019 and as interim CEO from May 2017 to December 2017.

The term of Mr. Kissner’s employment expires on April 30, 2022.  In connection with his appointment, Mr. Kissner will receive:
•	Base salary of $600,000 annually.
•	Eligibility to participate in the Company’s Executive Annual Incentive Plan, with a target incentive of 100% of base salary.
•
Eligibility to receive a bonus of $150,000 payable in July 2019, subject to the Company’s achieving or exceeding its FY19 annual incentive targets and the Executive Compensation and Development Committee’s approval.

•	Beginning with the FY2020-22 performance cycle, eligibility to participate in annual grants under the Company’s Executive Long-Term Incentive Program (ELTIP). Targeted long-term incentive is $800,000.
•	September 2018 Chairman’s equity grant will vest fully in the regular course in September 2019.
•	One-time relocation payment of $30,000.
Pursuant to his Employment Letter, Mr. Kissner is subject to certain confidentiality obligations, and non-compete and non-solicitation covenants.
The foregoing description is a summary and is qualified in its entirety by reference to the Employment Letter, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in its entirety herein.

Item 7.01 Regulation FD Disclosure
On February 6, 2019, the Company issued a press release announcing the appointment of Jesse Wiley as non-executive Chairman and Mr. Kissner’s new executive role in the Company.  Mr. Wiley has served on the Board since 2012.

A copy of the press release is attached as Exhibit 99.1 to this report and is furnished herewith.

The information in this Item 7.01 of this Form 8-K and the exhibits attached hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
10.1 Employment Letter dated February 5, 2019
99.1 Press Release dated February 6, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

JOHN WILEY & SONS, INC.
Registrant

By	/s/ Brian A. Napack
Brian A. Napack
President and Chief Executive Officer

By	/s/ John A. Kritzmacher
John A. Kritzmacher
Chief Financial Officer and
Executive Vice President and Operations

Dated: February 7, 2019